WBI BullBear Global Income ETF
Schedule of Investments
March 31, 2020 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS - 97.1%
28,925	iShares 20+ Year Treasury Bond ETF +	$4,771,757
607,417	Schwab Short-Term U.S. Treasury ETF	31,421,681
297,973	SPDR Portfolio Long Term Treasury ETF	14,076,244
37,998	Vanguard Extended Duration Treasury ETF	6,370,745
62,779	Vanguard Intermediate-Term Treasury ETF	4,429,058
136,197	Vanguard Long-Term Treasury ETF	13,757,259
	TOTAL EXCHANGE TRADED FUNDS (Cost $73,971,903)	74,826,744

Shares/Amount	Security Description	Value
	SHORT-TERM INVESTMENTS - 3.0%
2,280,321	U.S. Bank Money Market Deposit Account, 0.25%	2,280,321
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,280,321)	2,280,321

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.0%
4,615,616	Mount Vernon Liquid Assets Portfolio, LLC, 0.89% (a)(b)	4,615,616
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,615,616)	4,615,616

	TOTAL INVESTMENTS - 106.1% (Cost $80,867,840)	81,722,681
	Liabilities in Excess of Other Assets - (6.1)%	(4,692,106)
	NET ASSETS - 100.0%	$77,030,575

+	All or portion of this security is on loan as of March 31, 2020. Total value of securities on loan is $4,479,100.
(a)	The rate quoted is the annualized seven-day yield as of March 31, 2020.
(b)	Privately offered liquidity fund.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.